                                                                   EXHIBIT 4.1.2


                            CERTIFICATE OF AMENDMENT
                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                      MEWBOURNE ENERGY PARTNERS 01-A, L.P.


         This Certificate of Amendment to Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 01-A, L.P. (the "Partnership") is being executed and filed by the undersigned general partners under the Delaware Revised Uniform Limited Partnership Act.

                                   ARTICLE ONE

The name of the Partnership is MEWBOURNE ENERGY PARTNERS 01-A, L.P.

                                   ARTICLE TWO

         Article Four of the Certificate of Limited Partnership of the Partnership is hereby amended in its entirety to read as follows:

         The name and business address of the managing general partner of the Partnership is Mewbourne Development Corporation, 3901 S. Broadway, Tyler, Texas 75701. The names of the investor general partners admitted to the Partnership are set forth on Exhibit A hereto. The business address of the investor general partners is 3901 S. Broadway, Tyler, Texas 75701.

         IN WITNESS WHEREOF, the undersigned, the Managing Partner by and through a duly authorized officer thereof acting for itself and as attorney-in-fact for each of the General Partners set forth on Exhibit A has executed this Certificate of Amendment to Certificate of Limited Partnership on this 28th day of August, 2001.

                                 MEWBOURNE DEVELOPMENT CORPORATION,
                                 acting for itself and as attorney-in-fact for each of the General Partners as set forth on Exhibit A



                                 By: /s/ J. Roe Buckley
                                     -------------------------
                                     J. Roe Buckley, Treasurer

                                    EXHIBIT A

                      MEWBOURNE ENERGY PARTNERS 01-A, L.P.
                                GENERAL PARTNERS

NAME                                                     NAME
----                                                     ----
ALVIN M ABE                                              ALBERT D BALLANCE

LAWRENCE E & KATHELEEN ACKERMANN                         MARK BASS

PETER V JR & ELAINE W AGUR                               WILLIAM H BAUCK REV. TRUST
                                                         WILLIAM H BAUCK, TRUSTEE
WILLIAM R AHUNA TRUST
WILLIAM R AHUNA, TRUSTEE                                 ALMA E BAUMGARTNER

DEBRA L ALBAIR TRUST                                     FRANK S BEAMER
DEBRA L & WILLIAM B ALBAIR, TRUSTEES
                                                         WILLIAM E BECKER
AMOS FAMILY TRUST
CHARLES & SHARON AMOS, TRUSTEES                          RONALD & JANICE BECKMANN

WANDA L ANDERECK REV. LIV. TRUST                         VERNIE BEDARD
WANDA L ANDERECK, TRUSTEE
                                                         H JAMES III MD & NORMA BEECHAM
BRYAN K & ELIZABETH ANDERSON
                                                         RICHARD E BEMIS REV. TRUST
LUTHER & LILIAN N ANDERSON                               RICHARD E BEMIS, TRUSTEE

SHIRLEY A ANDERSON                                       STACEY BERLOW & MICHAEL KARASICK

ANDERSON REV. LIV. TRUST                                 BILLINGS REV. LIV. TRUST
WILLIAM & DIANE ANDERSON, TRUSTEES                       PAUL B & KAREN N BILLINGS, TRUSTEES

ALICE H ARAKAKI TRUST                                    SALVATORE J & WILMA J BIONDO
ALICE H ARAKAKI, TRUSTEE
                                                         RICHARD & DORIS BISHOP
LINDA Z ARMES
                                                         BLACKMAN FAMILY TRUST
LYNDA L ARNOLD                                           JAMES & VIRGINIA BLACKMAN, TRUSTEES

ROBERT V ARNOLD & MEG K KARNEY                           DAVID J BLANK

RICHARD Y ASATO TRUST                                    FREDERICK W BODE
RICHARD Y ASATO, TRUSTEE
                                                         RONALD & REBECCA BOGUCKI
LLOYD W BAILEY MD
                                                         BOLEN REV. LIV. TRUST
DELLAMAE BAKER TRUST                                     ELDON KEITH & ADELL I BOLEN, TRUSTEES
DELLAMAE BAKER, TRUSTEE
                                                         JEROME & SANDRA BONVIE
DON BAKER
                                                         CLAIRE E BORK
MERRY L BALATICO

WALTER A BORK                                            JAMES W BURNS

ROBERT & PATTI BOSSI REV. TRUST                          J MILLARD & DIANE BURR
ROBERT K & PATTI D BOSSI, TRUSTEES
                                                         E EDWARD JR & JAYNE CARTER BURTON
WILBERT & MARY BOWERS TRUST
WILBERT BOWERS, TRUSTEE                                  JEFFREY H & NANCY Z BURTON

BOWIE LIV. TRUST                                         JAMES E BYRON
JOSEPH HOWARD &
     AILENE PATRICIA BOWIE, TRUSTEES                     CHARLES L CALCATERRA III TRUST
                                                         CHARLES L CALCATERRA III, TRUSTEE
MARILYN BOWMAN
                                                         CAMPBELL REV. LIV. TRUST
BRAMMER FAMILY TRUST                                     COY & BARBARA CAMPBELL, TRUSTEES
CHARLES BRAMMER, TRUSTEE
                                                         ANGEL LOPEZ CANDALES & HILDA L LOPEZ
SUE ANN BRANDL TRUST
SUE ANN BRANDL, TRUSTEE                                  DORTHA LOU CAPPS

BRICKMAN REV. LIV. TRUST                                 CAREY KELLER ANDERSON INC
LEONARD & CORINNE BRICKMAN, TRUSTEES
                                                         DONNA CARLTON
ANN C BRIGMAN
                                                         ILAN G CARON
CARL P BROADWATER
                                                         GENNARO M & GESINE W CARRAZZONE
ERIC B BROOKS TRUST
ERIC B BROOKS, TRUSTEE                                   CHRISTOPHER F CARROLL

PAUL J & AMANDA M BROWN                                  THOMAS & MARGIE CARTER

WAYNE R BROWN                                            CARL BRUCE CASCIERE

WILLIAM D & VICKIE J BROWN                               JOHN P CAVANAUGH REV. LIV. TRUST
                                                         JOHN P CAVANAUGH, TRUSTEE
JAMES M BRUCE III
                                                         CAZAUX LIV. TRUST
DONALD & VIRGINIA BULLER                                 JOHN J & DOROTHY CAZAUX, TRUSTEES

HAROLD L & LILA M BUMANN TRUST                           MARK CENSITS
HAROLD L & LILA M BUMANN, TRUSTEES
                                                         MARY R & DAWN CHAUDOIN
GEORGE B BUNCH
                                                         KAZUO & FRANCES CHIBANA
GREG & MOLLY BUNTON

CHRIS W & TRACY CHRISTOFILIS                             KATHRYN A CROUCH REV. LIV. TRUST
                                                         KATHRYN A CROUCH, TRUSTEE
SARA MARIE CINIBULK
                                                         CHARLES & MARGARET CURRINDER
DONALD & BARBARA CLARK
                                                         R RUSSELL DARBY
ERNEST LEE CLARK III
                                                         ROBERT L & JUDITH A DARLINGTON
LOUIS P JR & EDWINA C CLARK

                                                         BYRON & ANITA DAVIS
EDWARD F CLARKE REV. LIV. TRUST
EDWARD F CLARKE, TRUSTEE                                 PATSY M DAVIS

CLARKE LIV. TRUST                                        ESTELLENE DE JONG
PATRICK J & BRENDA CLARKE, TRUSTEES
                                                         MARCIA K DE JONG
CLAUSEN REV. LIV. TRUST
DALE & JENNIE CLAUSEN, TRUSTEES                          EVELYN DEARMAN

MARCELLA H CLEARY REV. LIV. TRUST                        NICHOLAS DEBENEDICTIS
MARCELLA H CLEARY, TRUSTEE
                                                         THE DECAMP FAMILY TRUST
DONALD W COHEN                                           PAMELA & JOSEPH DECAMP, TRUSTEES

LINDA S COHEN                                            DECOSTERD REV. DECL. OF TRUST
                                                         CHARLES E & ALICE K DECOSTERD, TRUSTEES
STEPHEN W COLBY
                                                         ROBERT W & MARY H DELANEY
DAVID COLE
                                                         ALLEN F & BARBARA J DEMARTINI
MICHELE COLEMAN TRUST
MICHELE COLEMAN, TRUSTEE                                 MARK A DERAAD

EUGENE & BETTY COLLINS                                   PAUL I JR & PATRICIA B DETWILER

THOMAS J CONNELLY REV. TRUST                             EARNEST E DEW LIV. TRUST
THOMAS J CONNELLY, TRUSTEE                               EARNEST E DEW, TRUSTEE

PATRICK J CONROY                                         M & M DEZWARTE LIV. TRUST
                                                         MARVIN E OR MARY L DEZWARTE, TRUSTEES
WILLIAM B & HIAWATHA L COOK
                                                         EDWIN E & BARBARA J DICKAU
GEORGE III & MICHELLE COOKE
                                                         DIESMAN FAMILY TRUST
JOE COORS JR                                             MICHAEL & KATHLEEN DIESMAN, TRUSTEES

MARSHAL & JAN COUCH


DENNIS & TRACEY DILLON                                   302 E EMMITT LLC

LESTER DILLS JR                                          DONNA GAIL ENRICO

LESTER L DILLS REV. TRUST                                WILLIAM L & PAMELA S ENSLIN
LESTER L DILLS, TRUSTEE
                                                         RONNIE & D DARLENE EPPS
DISALVO LIV. TRUST
ANTHONY J SR & ROSINA DISALVO, TRUSTEES                  DAVID T & MELANIE G ERWIN

CARLO J DISALVO LIV. TRUST                               BRENT FAIRCHILD
CARLO J DISALVO, TRUSTEE
                                                         EUGENE R FANNIN REV. TRUST
EDUARDO H DON JR                                         EUGENE R & HELEN P FANNIN, TRUSTEES

TIMOTHY & NANCY DORLAC                                   NANCY M FARMER TRUST
                                                         NANCY M FARMER, TRUSTEE


DONALD J DORR
                                                         FEATHERSTONE FAMILY TRUST
VICTORIA J DORR                                          JOHN C & A JO FEATHERSTONE, TRUSTEES

TERRY & ANGIE DOUGHERTY                                  JOHN F & NANCY C FELKE

SUE DOWNS                                                RAYMOND L FELTNER

FRED DUGGAN                                              JAMES G FENNELL III & DIANE MONDAY

JACK & DENISE A DUGGAN                                   LOUIS E FETTIG REV. TRUST
                                                         LOUIS E FETTIG, TRUSTEE
PAUL L DUNKLEE
                                                         JAMES A FIELDS
JEAN H DURNAL REV. LIV. TRUST
JEAN H DURNAL, TRUSTEE                                   PATRICIA M FIERING

DALE A & JANE E DVORAK TRUST                             ADELE FINLEY
STEPHEN E HAMILTON, TRUSTEE
                                                         JOHN A FINLEY TRUST
DINEEN M EBERT REV. TRUST                                JOHN A & GEORGIA M FINLEY, TRUSTEES
DINEEN M EBERT, TRUSTEE
                                                         WILLIAM & LOIS FISCHER
FLOYD H ECHERD
                                                         MARY FLAUAUS REV. LIV. TRUST
M E EDWARDS                                              MARY M WURTZ, TRUSTEE

EJC PARTNERS LP                                          SIDNEY FLEISCHER

MARK ELLINGSON                                           ALICE VIRGINIA D FLETCHER


JO T FLICK                                               THE GORDON FAMILY TRUST
                                                         JACK & FLORENCE GORDON, TRUSTEES
ROBERT A FLICK
                                                         DAVID J W GRANT
FOGLE LIV. TRUST
STEPHEN & MARJORIE FOGLE, TRUSTEES                       JAMES G MD & REBECCA A H GRATTAN

MICHAEL J FORKINS                                        MICHAEL T GREEN

DARREL D FRANKLIN                                        DAVID L & DIANE M GRUBBS

KATHLEEN ANN FRANKLIN                                    JAMES C & ROSALEE GRIFFIN

GARRETT M FRANZONI MD                                    PHILLIP GRILLO

LARRY & JACQUELYN FREDETTE                               SHIRLEY O GRILLO REV. TRUST
                                                         SHIRLEY O GRILLO, TRUSTEE
JERRY & LINDA FRERKER
                                                         MARILYN A GALATI-GROTE TRUST
STEPHEN FREY                                             MARILYN A GALATI-GROTE, TRUSTEE

ROGER & PAMELA J FRICKEL                                 JERRY A GROTHENDICK

GERARD & SHERRILL FROESEL                                PAULA M GULLEY

RONALD D FROESEL                                         GLORIA BONE GUNTHER

ROBERT E & BETTY A FULLER                                THE GUNTHER 93 FAMILY TRUST
                                                         DON J & ROSEMARY T GUNTHER, TRUSTEES
ROBIN & DAN FULLER
                                                         JUDY GUTTSCHALK DECL. OF TRUST
DONALD & SANDRA FURUYA                                   JUDY & GEORGE GUTTSCHALK, TRUSTEES

EUGENE & MARY JO GAROFALO                                HARRY E GWIRTSMAN

MARYANN GIANANTONI                                       HALLMARK-SOUTHWEST CORP

MARILYN A GIBSON                                         PETER B HALMOS

FRED W JR & MARY C GLADBACH                              KENNETH HALVELAND LIV. TRUST
                                                         KENNETH HALVELAND, TRUSTEE
JOEL S GLADSTONE
                                                         VIRGINIA L HARDWICK REV. TRUST
DOROTHY I GOGGIO REV. LIV. TRUST                         VIRGINIA L HARDWICK, TRUSTEE
DOROTHY I GOGGIO, TRUSTEE
                                                         VIRGINIA HARMANN TRUST
JUDY J GOODNIGHT                                         VIRGINIA HARMANN, TRUSTEE


BRIAN T & ELISE M HART                                   WALTER K HORIKOSHI

JANIS A HART REV. LIV. TRUST                             DEAUN Y HUFF
JANIS A HART, TRUSTEE
                                                         MAXINE F HUFFMAN REV. TRUST
TED HASSELBRING                                          MAXINE F HUFFMAN, TRUSTEE

HASTING LIV. TRUST                                       LARRY S & BEVERLY HUMPHRIES
MARVIN D & BARBARA J HASTING, TRUSTEES
                                                         CHARLES & PATSY HUTTON
JAMES HAWES & LORETTA GOODRICH
                                                         TADASHI INAGAMI
DALE & MARY HECKENBERG TRUST
DALE E & MARY E HECKENBERG, TRUSTEES                     GEORGE R INGER LIV. TRUST
                                                         GEORGE R INGER, TRUSTEE
TERRY & BARBARA HECKENBERG TRUST
TERRY D OR BARBARA HECKENBERG, TRUSTEES                  MICHAEL R IRWIN

THOMAS & TERRY HENNEBERRY                                JOANNE S IVERSON LIV. TRUST
                                                         JOANNE S IVERSON, TRUSTEE
CHARLES & JOYCE HERMAN
                                                         MICHAEL E & DEBORAH A JACOB
DONALD G HERRING
                                                         CRAIG A & SANDRA K JAGGARD
DONALD G HETH REV. TRUST
DONALD G HETH, TRUSTEE                                   KEVIN F JAMES

GEORGE & D'ANN HINKLE                                    THE RICHARD C JANSEN LIV. TRUST
                                                         RICHARD C JANSEN, TRUSTEE
ANNA HO
                                                         ROBERT N & DIANNE E JAROIS
MARIAN Y L HO TRUST
MARIAN Y L HO, TRUSTEE                                   MARY LEE JENNINGS

AMY M HOFFMAN SURVIVOR'S TRUST                           JEWAN & DAWN JERNAILL
AMY M HOFFMAN, TRUSTEE
                                                         C RUSSELL & ANITA D JOHNSON
EUGENE F HOLLAND JR
                                                         EVAH B JOHNSON REV. LIV. TRUST
EUGENE F HOLLAND SR                                      EVAH B JOHNSON, TRUSTEE

HOLSTINE LIV. TRUST                                      JOHN G JOHNSON JR
JAY S & KRISTINE M HOLSTINE, TRUSTEES
                                                         MILDRED M JOHNSON REV. LIV. TRUST
JAY S HOLSTINE LIV. TRUST                                MILDRED M JOHNSON, TRUSTEE
JAY S HOLSTINE, TRUSTEE

RONALD R JOHNSON                                         J PAUL KITCHENS

JOHNSON LIV. TRUST                                       LARRY S KNEESKERN
WILLIAM M & VERONA JOHNSON, TRUSTEES
                                                         WILLIAM A & PATRICIA A KNESS
JANET R JOKISCH REV. LIV. TRUST
JANET R JOKISCH, TRUSTEE                                 FLORENCE A KNUTH

JUDITH JONES REV. LIV. TRUST                             EDWARD & JUDITH KOHLBERG
JUDITH JONES, TRUSTEE
                                                         DOLORES A KONKEL
MAUREEN JONES REV. LIV. TRUST
MAUREEN JONES, TRUSTEE                                   COREY J KOPER REV. TRUST
                                                         COREY J KOPER, TRUSTEE
TERI M KANECHIKA
                                                         KOPP REV. TRUST
WILLIAM N KEADEY                                         FRANCES M & RICHARD A KOPP, TRUSTEES

TRUDY E KEANE REV. TRUST                                 FRANCES F KOZUKI
TRUDY E KEANE, TRUSTEE
                                                         FLORENCE A KREIN REV. LIV. TRUST
JOAN E KEITH                                             FLORENCE A KREIN, TRUSTEE

DANIEL & DOREEN S KELII                                  CHARLES & GAIL KREITNER

THOMAS S KENAN III                                       BRUCE W & LINDA M KRUENEGEL

JAMES F KEOUGH                                           DALE K & KAREN KRUSE

KEVIN P KERTZ                                            NANCY Y KUNIMITSU REV. TRUST
                                                         NANCY Y KUNIMITSU, TRUSTEE
LORRAINE KESLING REV. LIV. TRUST
LORRAINE KESLING, TRUSTEE                                TED S KUNIMITSU REV. TRUST
                                                         TED S KUNIMITSU, TRUSTEE
TOM D KILGORE
                                                         RONALD K KURIKI TRUST
ROSEMARY KINDER REV. LIV. TRUST                          RONALD K KURIKI, TRUSTEE
ROSEMARY KINDER, TRUSTEE
                                                         ANITA L HELFERS KUSS
JEAN KING

                                                         R DAVID & CATHEY E LANE
JO ANN M KING
                                                         WILLIAM R LEDBETTER
PHILIP E KING
                                                         ARCHIE & DONNA LEES
MARK & FLORENCE KISTNER

JEAN LEPAGE                                              ALAN Y MATSUSHIMA

LEUNG LIV. TRUST                                         GREG MATTSON
ALAN H W & JOYCE H T LEUNG, TRUSTEES
                                                         MAU LIV. TRUST
GEORGE H & JERI A LEVESQUE                               PATRICK K S & ESTELLA L L MAU, TRUSTEES

RONALD P LIEWER                                          MICHAEL T & JAMIE K MAY

RICHARD D LIND REV. LIV. TRUST                           SHIRLEY J MCCLUNG REV. TRUST
RICHARD D LIND, TRUSTEE                                  SHIRLEY J MCCLUNG, TRUSTEE

RONALD G & CECILIA LINDEMANN                             DOUGLAS S & SANDRA M MCFARLANE

MARY M LINDEN REV. TRUST                                 MCKELLIPS FAMILY TRUST
MARY M LINDEN, TRUSTEE                                   ALLEN L MCKELLIPS, TRUSTEE

LINSIN REV. LIV. TRUST                                   WILLIAM R JR & SUSAN B MCKIBBON
RUSSELL J & VIRGINIA C LINSIN, TRUSTEES
                                                         MARCIA M MCLARTY
BARBARA A LOCK REV. TRUST
BARBARA A LOCK, TRUSTEE                                  JOSEPH MCMAHON

MARY JANE LOEB                                           MAL L MCSWAIN

VERA LOPEZ REV. TRUST                                    TROY & ALICE J MCVEY
VERA LOPEZ, TRUSTEE
                                                         RANDY & DONNA MEFFORD
RHODA P LUM
                                                         A LEONHARD MEHLICH
LEONARD LYNCH
                                                         C ROBERT & MARY-TERESA MELONI
THOMAS C MACON
                                                         KENNETH R MENDES
JENNIFER K MAII
                                                         JOHN G MERGNER SR
KEN & PATRICIA MANAKO
                                                         FRANCIS A MESSIG REV. LIV. TRUST
WILLIAM W JR & SUSAN LEE MARK                            FRANCIS A MESSIG, TRUSTEE

MARGERY M MARSHALL TRUST                                 LORENA A MEYERS REV. LIV. TRUST
MARGERY M MARSHALL, TRUSTEE                              LORENA A MEYERS, TRUSTEE

SCOTT C MARTIN                                           LEE ROY MICHAEL DECL. OF TRUST
                                                         LEE ROY MICHAEL, TRUSTEE
MASON FAMILY TRUST
ROBERT J & RITA R MASON, TRUSTEES

GUY P & JOYCE J MICHELSON                                GARY M & J DELORES NIEMEYER

LLOYD K MIGITA                                           JAMES A & BARBARA J NISSEN

MARGARET L MIKKOLA                                       JEANETTE NORDEN

WILLIAM J MILLARD                                        KI NORMAN

MILLER HOLDING COMPANY LLC                               GENE NOWAK

RALPH W MINARD LIV. TRUST                                ROBERT J OLDENDORF
RALPH W MINARD, TRUSTEE
                                                         ROBERT E O'NEILL SELF DECL. TRUST
CARL J & JUDITH A MODZINSKI                              ROBERT E O'NEILL, TRUSTEE

ROBERT & JUANITA MONNIG                                  JOHN & LYNDA ORTWIG

FRANK JR & SHEILA A MONTAYRE                             JAMES C & DENISE S K O'SHEA

LAVERN MORAIN                                            JERRY J & JOANNE PALUMBO

MOSHER-SCHREIBER FAMILY TRUST                            MARY PARADOWSKI REV. LIV. TRUST
LOREN R MOSHER & JUDITH L SCHREIBER,                     MARY PARADOWSKI, TRUSTEE
     TRUSTEES
                                                         JOHN F PARROTT
RONALD SR & NATALIE MOSSMAN
                                                         SARA A PARSONS
MOTHERSHEAD FAMILY TRUST
THEODORE & BEATY MOTHERSHEAD, TRUSTEES                   SADASHIV D PARWATIKAR

LINDA MURPHY REV. LIV. TRUST                             RICHARD W PATTON
LINDA MURPHY, TRUSTEE
                                                         B JOY PAUGH, M DWAIN PAUGH, &
PATRICIA A MURPHY                                             E EILEEN POOVEY

WILLIAM C MUSSON                                         M DWAIN & B JOY PAUGH

WILLIAM B & DONNA D NEAL                                 M ANNETTE PENNY REV. LIV. TRUST
                                                         M ANNETTE PENNY, TRUSTEE
LYNN D NELSON
                                                         MARIE PERCICH REV. LIV. TRUST
A ROBERT NEURATH                                         MARIE PERCICH, TRUSTEE

THOMAS E NICCUM                                          LORETTA PERRY REV. TRUST
                                                         LORETTA PERRY, TRUSTEE
LAWRENCE L NICHOLS

MARCIA M PETERSON                                        DONALD RATAJCZAK PHD

ORIS E PETRI                                             HARRY J REAMES JR FAMILY TRUST
                                                         HARRY J REAMES JR, TRUSTEE
WARREN PETER LIV. TRUST
WARREN PETER, TRUSTEE                                    RALPH E REARDON

L GORDON PFEFFERKORN JR TRUST                            KATHY R & MICHAEL L RECKERT
L GORDON PFEFFERKORN JR, TRUSTEE

                                                         MELVIN J JR & SUSAN RECTOR
RICHARD G PFEFFERKORN
                                                         THOMAS & NORMA REILLY
SUSAN DIZE PFEFFERKORN
                                                         JAMES E REITTINGER
CAROL A PICK REV. TRUST
CAROL A PICK, TRUSTEE                                    REK LLC

RANDY J PICKERT                                          KENNETH L RICH REV. LIV. TRUST
                                                         KENNETH L RICH & DEBORAH J PALMER, TRUSTEES
MICHAEL C & DAYNI L PIERNER
                                                         RICHARDS FAMILY TRUST
MICHAEL PIPITONE                                         JEANNETTE A RICHARDS, TRUSTEE

DANIAL L POEL & ROBBIE L ROSE-POEL                       ELMO A RICHARDSON JR

NED A PORTER                                             BARBARA J RICHTER LIV. TRUST
                                                         BARBARA J RICHTER, TRUSTEE
CHARLES H POWERS
                                                         JAMES F RINARD
HENRY A & MARY SYLVIA PREJEAN
                                                         GEORGE R RISHMANY
DUANE & MARY JO PRUETT
                                                         PAUL & MYRTIS ROBINSON
DAN & PAMELA PURTLE
                                                         PATRICIA C ROBNETT
EDWARD J & WILMA L PUTT
                                                         BRUCE W ROBSON
R & A TRUST
ROBERT J & ALBERTA M TEMPLETON, TRUSTEES                 STEPHEN C MD & JUDITH D ROCHMAN

KATHERINE D & NICHOLAS C RALLO                           BEN E RODELL REV. LIV. TRUST
                                                         BEN E RODELL, TRUSTEE
CHRISTOPHER J RANCK TRUST
CHRISTOPHER J RANCK, TRUSTEE                             THE RODELL FAMILY TRUST
                                                         ELMER J RODELL JR
C ANNE RANSOM

RODELL REV. LIV. TRUST                                   LARRY D & DIANE L SCHROEDER
TIMOTHY E RODELL &
     VICTORIA ELLISON-RODELL, TRUSTEES                   TERRY & BEVERLY SCHROEDER

CLINTON L ROGERS TRUST                                   SCHUBERT REV. TRUST
CLINTON L ROGERS, TRUSTEE                                LARRY J & LAUREN R SCHUBERT, TRUSTEES

JOE A & ROLYNN M ROSE                                    MARYANN SCHUERMANN REV. TRUST
                                                         MARYANN SCHUERMANN, TRUSTEE
GLORIA M ROSENKOETTER
                                                         PETER M SCOTT III
HENRY S ROSS REV. TRUST
HENRY S ROSS, TRUSTEE                                    DALE D SEIF IRREV. TRUST
                                                         DAVID D & MICHAEL TODD SEIF, TRUSTEES
ROSS FAMILY TRUST
JAY L & VIRGINIA E ROSS, TRUSTEES                        JEANETTE S SEO REV. TRUST

                                                         JEANETTE S SEO, TRUSTEE
JERRY ROSS
                                                         JEFFREY R SERRA
MICHAEL ROSSIO
                                                         CHARLES W SHARP JR
ROLAND D & MARY H ROUSH
                                                         JOSEPH S SHEPERD
FORREST STEVEN & SUE ANN ROWLAND
                                                         KAY R SHIRLEY
MARY L RUDDELL
                                                         THOMAS G & CHARLENE L SHYVER
LOUIS M RUGGIANO
                                                         HEYWARD L SIDDONS
LOUIS E SANCLEMENTE
                                                         CATHERINE B SIMCOE TRUST
SUSAN M SCALISE REV. LIV. TRUST                          CATHERINE B SIMCOE, TRUSTEE
SUSAN M SCALISE, TRUSTEE
                                                         ROBERT P SJOQUIST
CHRISTOPHER B & MARY SCANIO
                                                         SLAWSKI REV. LIV. TRUST
JOHN & JEAN SCHALLER                                     WALTER L & LAVERNE K SLAWSKI, TRUSTEES

AMYSUE SCHARDL                                           ROBERT H & LYNN R SMITH

EMILY SCHARDL                                            SNYDER FAMILY TRUST
                                                         JOHN EDWARD & CAROLYN J SNYDER, TRUSTEES
WAYNE SCHILLY REV. LIV. TRUST
WAYNE SCHILLY, TRUSTEE                                   NORMAN S SOLBERG

VERNON J & BETTY JANE SCHMITZ                            DOROTHY SORRELLS

RICHARD A & JUDITH B SOSIS                               SZWARGULSKI REV. LIV. TRUST
                                                         JESSE L & CHARLENE SZWARGULSKI, TRUSTEES
EDWARD T SPROCK TRUST
EDWARD T SPROCK, TRUSTEE                                 YUKIO TAKETA

JAMES M STANFIELD                                        MARY E THOMANN REV. TRUST
                                                         MARY E THOMANN, TRUSTEE
NEAL & JOANNE STEARNS
                                                         DAVID A THOMAS
RICHARD N & JOY A STEPHENS
                                                         THOMPSON REV. LIV. TRUST
CHARLES WARREN STEPHENSON                                CARY J & LINDA THOMPSON, TRUSTEES

DEBORAH G STEPHENSON                                     AMY G TIMAS

HAROLD R STEWART                                         ROBERT W TOBEY

DOLORES L STOLARSKI                                      TOM M TOLLESON JR

DELORES A STOLTMAN                                       ANTHONY & SUE TOSTO

STOUT FAMILY TRUST                                       KAREN TRAMMELL
RICHARD P & SARAJENNY A STOUT, TRUSTEES
                                                         ROBERT C TRUAX REV. LIV. TRUST

WILLIAM A STOUT REV. TRUST 6-23-01                       ROBERT C TRUAX SR, TRUSTEE
WILLIAM A STOUT, TRUSTEE
                                                         DILLON K TRULOVE REV. TRUST
STROHL REV. LIV. TRUST                                   DILLON K TRULOVE, TRUSTEE
RALPH R & ROBERTA M STROHL, TRUSTEES
                                                         HARRY YOSHIYUKI TSUJI REV. TRUST
NORMAN F STRUBING & JOAN L HEWITT                        HARRY YOSHIYUKI TSUJI, TRUSTEE

MARY A SUCHAN REV. LIV. TRUST                            THELMA TOKIKO TSUJI REV. TRUST
MARY A SUCHAN, TRUSTEE                                   THELMA TOKIKO TSUJI, TRUSTEE

THOMAS & SAMANTHA J SUCHAN                               OLLIE M JR & ELIZABETH M TUCKER

GLADYCE T SUMIDA                                         RICHARD J TUELL

THERESA A SUTTON REV. LIV. TRUST                         GEORGE TURNER
THERESA A SUTTON, TRUSTEE
                                                         LLOYD G & KAREN TURNER
TERRI J SWANSON
                                                         WESLEY K T TYAU REV. TRUST
SWINDLE REV. LIV. TRUST                                  WESLEY K T TYAU, TRUSTEE
GARY W & MARGARET A SWINDLE, TRUSTEES

GREG & LINDA UMBLE                                       MARY WENDT REV. LIV. TRUST
                                                         MARY WENDT, TRUSTEE
JOSEPHINE VAGO
                                                         DAVID S WERTHEIM
VAN PATTER FAMILY TRUST
DENNIS P & CONNIE E VAN PATTER, TRUSTEES                 THE WEST TRUST
                                                         THOMAS E & DEBRA W WEST, TRUSTEES
VANDER WERT LIV. TRUST
LOREN W OR JANICE A VANDER WERT, TRUSTEES                JOHN E WHALEN

ALBERTA VERMEER REV. TRUST                               VERNON B WHITE JR
ALBERTA VERMEER, TRUSTEE
                                                         JOHN & JUDY WICK
DARREL VICKERS
                                                         ERIC D WILCOX
PATRICIA S VICKERS
                                                         TIMOTHY L & SHERRI D WILKS
DONALD W VIETS JR
                                                         DORIS I WILLS
ROBERT J WAFER
                                                         DAVID G WILSON TRUST
JOSEPH WAGNER & PATI TEER                                DAVID G WILSON, TRUSTEE

ROBERT WAGNER                                            LARRY T WILSON

EARL B & BEATRICE E WALKER                               GILBERT & ANNETTE WITTHAUS

ABE WALSTON II                                           FRANK M WOOD JR

WAMHOFF REV. TRUST                                       JUDITH ANN WOOD REV. LIV. TRUST
ROBERT & DIANE WAMHOFF, TRUSTEES                         JUDITH A WOOD, TRUSTEE

MEDFORD WEBSTER                                          DONALD A & DEBORAH S WOODWARD

MELBA JEAN WEHMEIER                                      WILLIAM O WRIGHT

ARTHUR & LINDA WEHMEYER TRUST                            GARY T WROBLEWSKI
ARTHUR & LINDA WEHMEYER, TRUSTEES
                                                         ROBERT & LING FU WYLIE
H MARTIN WEINGARTNER
                                                         JERRY L B YEE TRUST
FRED L WEISSENBORN                                       JERRY L B YEE, TRUSTEE

WELCH FAMILY TRUST                                       ZAHNER REV. LIV. TRUST
CHARLES I & ANN E WELCH, TRUSTEES                        DONALD L & MARILYN L ZAHNER, TRUSTEES

                                                         DARRYL H ZICK


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